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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 1, 2001
                                                          ---------------



                        PINNACLE FINANCIAL PARTNERS, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


       TENNESSEE                    000-31225                  62-1812853
       ---------                    ---------                  ----------
(State of jurisdiction          (Commission file              (IRS Employer
   or incorporation)                 Number)               Identification No.)


              211 COMMERCE STREET, SUITE 300
              NASHVILLE, TENNESSEE                                  37201
              ---------------------------------------               -----
              (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (615) 744-3700
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1 The press release of Registrant, dated October 1, 2001, announcing the completion of the sale of the Registrant's Common Stock.

ITEM 9.  REGULATION FD DISCLOSURE

         This Current Report on Form 8-K is being filed to disclose the press release issued by the Registrant on October 1, 2001. The press release, which is filed as Exhibit 99.1 hereto, was to announce the sale of $3.6 million of the Registrant's Common Stock to certain accredited investors.

                                    * * * * *

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PINNACLE FINANCIAL PARTNERS, INC.



                                    By: /s/ M. TERRY TURNER
                                        ----------------------------------------
                                        M. Terry Turner
                                        President and Chief Executive Officer

Date:  October 4, 2001







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                                  EXHIBIT INDEX

     EXHIBIT NO.                      DESCRIPTION
     -----------                      -----------

         99.1 The press release of Registrant, dated October 1, 2001, announcing the sale of the Registrant's Common Stock.














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